Exhibit 23b

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2000, included in this Form 11-K into the Company's previously filed Registration Statement (Form S-8 No. 33-63059).





Minneapolis, Minnesota,
    March 10, 2000